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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (date of earliest event reported)
                                  MAY 24, 1996

                          HCC INSURANCE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          State or other      Commission          IRS Employer
          jurisdiction        File Number:        Identification
          of incorporation:                       Number:

          Delaware            0-20766             No. 76-0336636

                             13403 Northwest Freeway
                           Houston, Texas  77040-6094
                    (Address of principal executive offices)

                         Registrant's telephone number,
                      including area code - (713) 690-7300



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     At a Special Meeting of the shareholders held on May 16, 1996, the shareholders of HCC Insurance Holdings, Inc. (the "Registrant") approved the Registrant's acquisition of all of the outstanding shares of the LDG Management Company Incorporated ("LDG") in exchange for 6,250,000 shares (after giving effect to a 5-for-2 stock split previously effected by the Registrant) of the Registrant's Common Stock, $1.00 par value per share. At such Special Meeting,
the vote of the shareholders was:   18,767,127 For; 9,105 Against; and 40,727
Abstain. The Registrant consummated the acquisition of all of the outstanding shares of LDG on May 24, 1996.

     For additional information with respect to the Registrant's acquisition of all of the outstanding shares of LDG, the Registrant hereby incorporates by reference the Registrant's Amendment No. 1 to Form S-4 Registration Statement No. 333-3612 filed with the Securities and Exchange Commission.

     A copy of the press release announcing the consummation of the acquisition is attached as Exhibit "A" and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     For financial statements, pro forma financial information and exhibits related to the transaction described in Item 2, the Registrant hereby incorporates by reference the Registrant's Amendment No. 1 to Form S-4 Registration Statement No. 333-3612 filed with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HCC INSURANCE HOLDINGS, INC.

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                              (Registrant)


                              /S/ FRANK J. BRAMANTI
                              -----------------------------------------------
                              Frank J. Bramanti
Dated:  May 24, 1996          Executive Vice President, Chief Financial
                              Officer and Secretary

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                       [HCC INSURANCE HOLDINGS LETTERHEAD]

                                   EXHIBIT "A"

                          HCC INSURANCE HOLDINGS, INC.
                  ANNOUNCES SHAREHOLDER APPROVAL OF LDG MERGER


HOUSTON (May 16, 1996) . . HCC Insurance Holdings, Inc. (NYSE symbol: HCC) announced today that at a special meeting of its shareholders, the previously announced agreement and plan of reorganization between HCC and LDG Management Company Incorporated was approved. At the special meeting, 18,816,959 shares of common stock (equal to 66.2 percent of the outstanding shares of common stock) were voted. Of such shares voted, 18,767,127 shares (equal to 99.7 percent of the shares voted) were voted in favor of the agreement and plan of reorganization.

It is expected that the closing of such reorganization will be consummated shortly.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a specialty international insurance group, operating worldwide through its subsidiaries Houston Casualty Company, IMG Insurance Company, Trafalgar Insurance Company, and LDG Management Company.
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